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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: February 15, 2000
                        (Date of earliest event reported)

                           THOMAS & BETTS CORPORATION
             (Exact name of registrant as specified in its charter)

                  Tennessee                                1-4682
         (State or Other Jurisdiction             (Commission File Number)
              of Incorporation)

                                   22-1326940
                        (IRS Employer Identification No.)

         8155 T&B Boulevard
         Memphis, Tennessee                               38125
         (Address of Principal                          (ZIP Code)
         Executive Offices)

               Registrant's Telephone Number, Including Area Code:
                                 (901) 252-8000


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ITEM 5.    OTHER EVENTS

           On February 15, 2000, Thomas & Betts Corporation (the "Registrant") announced, in the press release attached as Exhibit 20 to this report and incorporated herein by reference, its financial results for the fiscal year ended January 2, 2000. To assist investors in their analysis of the financial data released today, the Registrant is providing certain supplemental information in Exhibit 20.2 to this report which is incorporated herein by reference.

           The Registrant also announced, in the press release attached as
Exhibit 20.3 to this report and incorporated herein by reference, that it has hired a new chief financial officer.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

     20.1    Press Release of the Registrant dated February 15, 2000.

     20.2    Supplemental Information

     20.3    Press Release of the Registrant dated February 15, 2000.




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                                    SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Thomas & Betts Corporation
                                            (Registrant)

                                            By:  /s/ Jerry Kronenberg
                                            ----------------------------------
                                                 Jerry Kronenberg
                                         Title: Vice President-General Counsel
                                                 and Secretary

Date:  February 15, 2000


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                                  EXHIBIT INDEX

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

     Exhibit                       Description of Exhibits
     -------                       -----------------------
       20.1        Press Release of the Registrant dated February 15, 2000.
       20.2        Supplemental Information
       20.3        Press Release of the Registrant dated February 15, 2000.


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